AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                    ("AVLIC")
           AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT V
         AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2
                              ("Separate Accounts")
    Supplement to OVERTURE BRAVO!, Corporate Benefit VUL, OVERTURE OVATION!,
          OVERTURE Annuity III-Plus, Form 4889 VA, and OVERTURE MEDLEY!
                         Prospectuses Dated May 1, 2005
    OVERTURE Life SPVUL, OVERTURE APPLAUSE!, OVERTURE APPLAUSE! II, OVERTURE
     ENCORE!, OVERTURE Annuity II, OVERTURE Annuity III, OVERTURE ACCLAIM!,
                                OVERTURE ACCENT!
                         Prospectuses Dated May 1, 2002
                  OVERTURE Annuity Prospectus Dated May 1, 2000

                       Supplement Dated September 30, 2005

Calvert Variable Series, Inc. filed a prospectus and proxy statement with the Securities and Exchange Commission ("SEC") to merge the Ameritas Growth Portfolio into the Ameritas Income & Growth Portfolio. Subject to shareholder approval scheduled for November 10, 2005, the merger is expected to occur at the close of business November 18, 2005. At that time, the prospectuses are amended by removing all references to the Ameritas Growth Portfolio.

AVLIC filed a substitution application with the SEC to substitute assets in the Alger American Leveraged AllCap and Salomon Variable All Cap Portfolios (for the Policies which currently offer these investment options) into the Ameritas Income & Growth Portfolio effective at the close of business November 18, 2005. The substitution application has been reviewed by the SEC and posted to the Federal Register for public comment on approximately September 23, 2005. Policy owners with assets in the replaced portfolios have the opportunity prior to November 18, 2005 to reallocate those assets to other investment options. Policy owners will have the right to transfer Policy values among the various investment options; and, any such transfer from a replaced portfolio will not be subject to any administrative charge and will not count as one of the "free transfers" to which Policy owners may otherwise be entitled. AVLIC will not exercise any rights reserved under any Policy to impose additional restrictions on transfers (other than with respect to "market timing" activity described in each Policy's prospectus) until at least 30 days after the proposed substitutions. For 30 days after the proposed substitutions, AVLIC will permit affected Policy owners who make transfers of Policy value out of the replaced portfolio to another investment option without the transfer being treated as one of a limited number of transfers permitted without a transfer charge. Combining these four portfolios with similar objectives into the Ameritas Income & Growth Portfolio should result in economies of scale that benefit Policy owners.

Effective at the close of business November 18, 2005, the AVLIC prospectuses listed above are amended by removing all references to the Ameritas Growth, Alger American Leveraged AllCap, and Salomon Variable All Cap Portfolios. Ameritas Income & Growth Portfolio information provided in your prospectus will apply for the reorganized portfolios.

All other Policy provisions remain as stated in the Policy and prospectus. Please see the Fund's Ameritas Income & Growth Prospectus for more information about the Portfolio.

       Please retain this Supplement with the current prospectus for your variable Policy issued by Ameritas Variable Life Insurance Company.
                 If you do not have a current prospectus, please
                        contact AVLIC at 1-800-745-1112.